Exhibit 31.1

CERTIFICATION
OF PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO 18 USC. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 302 OF

THE SARBANES-OXLEY ACT OF 2002

I, Carleton M. Miller, certify that:

1. I have reviewed this Amendment No.1 to the Quarterly Report on Form 10-Q of Vislink Technologies, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: June 18, 2020	/s/ Carleton M. Miller
Carleton M. Miller
Chief Executive Officer (Principal Executive Officer)